Exhibit 99.1

News release	July 27, 2023

HYZON MOTORS REGAINS COMPLIANCE WITH NASDAQ MINIMUM BID PRICE REQUIREMENTS

ROCHESTER, N.Y., – July 27, 2023 – Hyzon Motors Inc. (NASDAQ: HYZN) (Hyzon or the Company), a high-power hydrogen fuel cell technology developer and global supplier of zero-emission heavy-duty fuel cell electric vehicles (FCEVs), today announced it received a formal notice from The Nasdaq Stock Market LLC (Nasdaq) notifying Hyzon that it has successfully regained compliance with the $1.00 per share minimum bid price requirement pursuant to Nasdaq Listing Rule 5450(a)(1) and that the matter is now closed.

The minimum bid price requirement was met on July 25, 2023, the tenth consecutive trading day when the closing bid price of the Company’s common stock was more than $1.00. Hyzon’s stock will continue to be listed and traded on The Nasdaq Capital Market.

About Hyzon

Hyzon Motors is a global supplier of high-power fuel cell technology focused on integrating its solutions into zero-emission heavy-duty fuel cell electric vehicles. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks to customers in North America, Europe, Australia, and New Zealand to mitigate emissions from diesel transportation - one of the single largest sources of global carbon emissions. Hyzon collaborates with partners across the hydrogen value chain to bring clean hydrogen to the market to support fuel cell vehicle deployments. Hyzon is contributing to the adoption of fuel cell electric vehicles through its demonstrated technology advantage, fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Accelerating the
Energy Transition	hyzonmotors.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements, including statements about our business outlook, are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 14, 2023, our Registration Statement on Form S-1 filed with the SEC on July 30, 2021, our Form 10-K for the year ended December 31, 2022 filed with the SEC on May 31, 2023, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding or vehicle trial agreements into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

For media inquiries:
Hyzon@Kivvit.com

For investors:
ir@hyzonmotors.com

Accelerating the
Energy Transition	hyzonmotors.com